=========  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    There is renewed energy in the management of The European Warrant Fund, Inc. (the 'Fund'). It is evident by the last twelve months performance and the addition of Philipp M. Burger to the management team in the first quarter of 1997.

    The Fund turned in an impressive performance with a gain for the twelve month period ending March 31, 1997 of 61.44% based on net asset value and 43.69% based on share price. During this period the Fund was ranked #3 out of 158 funds for the 12 months ending March 31, 1997 by Lipper Analytical in their Closed-End Equity Fund Universe, as was reported in the Mutual Fund Scorecard by the Wall Street Journal on April 24, 1997. Of course past performance does not guarantee future results. The investment environment for the reported period was ideal for the Fund. Corporate profits exploded in Europe based on restructuring efforts. A slowly improving economy and a liquid monetary policy all over continental Europe boosted equity markets to new highs.

    The Board of Directors of the Fund continues to closely monitor the Fund's share price discount from net asset value and evaluates alternative methods to reduce the discount. In September 1990 the Fund's Board of Directors approved a share repurchase program that allows the Fund, from time to time, to buy up to 10% (800,000) of the Fund's shares outstanding, if and when the shares are trading at a discount to net asset value of at least 15%. The Fund has not repurchased any of its shares to date but will, however, continue to discuss this alternative as well as others at future Board meetings.

ECONOMIC REVIEW

    While most of the economic developments in the United States ('U.S.') have been on the positive side, Germany, which is the engine of the European economy, is continually having to battle with setbacks. Due to the weaker state of the economy, yields on most European bonds have declined since the beginning of 1997, despite the rise in interest rates in the U.S. This kind of 'decoupling' from the movement of U.S. interest rates, which also occurred sporadically in the spring of 1996, is likely to occur more often in the context of the 'EURO', since the integrated European capital markets may, in the future, represent an increasingly significant counterweight to the U.S. market.

    The strong U.S. Dollar and lower than expected capital market yields in Europe boosted the European equity markets. After these impressive price advances, the question of company valuation arises. In our opinion, the longer-term upside potential has not, as yet, been exhausted because we anticipate continuing earnings growth in Europe resulting from a strengthening U.S. dollar and the still favorable monetary environment. The risk of a large correction, however, is increasing. Our main concern is a scenario with a sharp turnaround of the Japanese Yen versus the U.S. Dollar, leading to a closing of Yen loans and an unwinding of U.S. Dollars and European assets.

INVESTMENT POLICY


    With the European Monetary Union coming closer and the growing uncertainity in the U.S. market, we lowered our Delta-Exposure from 2.80 times net asset value in November 1996 to 2.20 at the end of March 1997. We capitalized on the advancing stock markets in February to take some profits in large capitalization stocks and warrants, especially in Germany, Switzerland and the Netherlands. The realized gains were partly allocated into more cyclical sectors such as the German automotive industry and medium to small capital stocks and warrants, along with warrants on such indices such as MDAX (Mid Cap Index) or SPI Machinery Index (Industrial Sector Machinery). While having sold almost all interest related warrants we currently see more potential in the equities related warrant markets. With actual Delta-Exposure slightly above 2 times net asset value we anticipate a cautious, yet bullish, scenario to continue for European equity markets.

=========  THE EUROPEAN WARRANT FUND, INC.

    Due to the exciting investment opportunities in eastern European markets, and understanding the accompanying risks, we have increased our position to approximately 5% of the total portfolio. We are concentrating our purchases in long maturing warrants (up to 8 years) of excellently managed investment companies (i.e., Baring Emerging Europe). In accordance with the Board of Directors' approval at the last Board Meeting of an increase in the maximum exposure in Eastern Europe to 10%, we will slowly begin to increase our exposure.

    In view of the continued uncertainty and wide price swings in March 1997, we started to sell high volatility through over-the-counter options. Our strategy is to act in a contrarian manner, meaning to sell puts after market setbacks and write calls against positions after a market rally. Our goal is to capture volatility, that is 5 or more points higher than historic levels, with a strong emphasis on risk management regarding the total Delta-Exposure and cash levels.

PORTFOLIO INFORMATION

    As of the close of business on May 8, 1997 the Fund was 69.57% invested in warrants with an average weighted life of derivatives at 503 days. The percentage of foreign currencies hedged to invested assets was 1% and the net asset value per share was $19.49. For a complete analysis as well as the Fund's investment weighting by country, please refer to the chart on Page 3.

    Shareholders can call Investors Bank and Trust Company, the Fund's Transfer Agent, at the Fund's toll free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

DIVIDEND REINVESTMENT PROGRAM

    All income dividends and capital gains distributions declared by the Fund may be reinvested. We wish to remind shareholders holding stock in their own name that they automatically participate in the Fund's Dividend Reinvestment Plan. The Dividend Reinvestment Plan can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. Any shareholder wishing to discontinue participating in this Plan, so as to receive future dividends in cash, should write to the Plan Agent of the Fund, Investors Bank and Trust Company, P.O. Box 9130, Boston, MA 02117-9130 or call 1-800-EUROWRS. Be sure to include in your correspondence your name exactly as it appears on your share registration, your Social Security or Tax Identification number and a reference to The European Warrant Fund, Inc. The Fund also offers shareholders a voluntary Cash Purchase Program. For a copy of the complete terms and conditions of these Plans, please write to the Plan Agent at the above address. Shareholders whose shares are held in the name of broker/dealers or other nominees should contact their broker or servicing agent if they wish to participate in either of these programs.

    Finally, I am pleased to say that with a focused management team of talented and dedicated employees we have reason to be as confident as ever about the future of this Fund. We look forward to the future with enthusiasm and confidence and are grateful to our shareholders for their continued support.

                                               Sincerely,

                                               /s/ Bernard Spilko

                                               Bernard Spilko
May 12, 1997                                   President

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)




-------------------------------------------------------------------------------
                              COUNTRY WEIGHTINGS
-------------------------------------------------------------------------------

                                 [PIE CHART]

Sweden .........................................................   0.06
Germany ........................................................   0.20
United Kingdom .................................................   0.04
Italy ..........................................................   0.08
Other ..........................................................   0.03
Spain ..........................................................   0.08
France .........................................................   0.12
Netherlands ....................................................   0.09
Multi-national .................................................   0.04
U.S. Cash Equivalents and Net Other Assets And Liabilities .....   0.14
Switzerland ....................................................   0.09
Eastern Europe .................................................   0.03

March 31, 1997

-------------------------------------------------------------------------------

MISCELLANEOUS
-------------------------------------------------------------------------------

Average Life of Derivatives
(3/31/97)                                1.45 years
Average Gearing (3/31/97)++                   7.90%
Average Premium (3/31/97)                     1.40%
Average Annual Premium (3/31/97)               .45%
Year to Date Total Return*
(1/1/97-3/31/97)                             23.31%
One Year Total Return*
(4/1/96-3/31/97)                             61.44%
Inception to Date Total Return*
(7/17/90-3/31/97)                           156.87%

-------------------------------------------------------------------------------
WARRANT CHARACTERISTICS
-------------------------------------------------------------------------------

The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a
relatively low capital   investment with corresponding risk.Currently, the
underlying equity exposure of a Fund share is approximately 2.2 times the value of the share.

-------------------------------------------------------------------------------
                              SECTOR WEIGHTINGS
-------------------------------------------------------------------------------

                                 [PIE CHART]

Index Warrants ..............................................    0.40
Other .......................................................    0.01
U.S. Cash Equivalents and Net Other Assets and Liabilities ...   0.14
Chemicals/Pharmaceutical .....................................   0.11
Telecommunication ............................................   0.03
Mutual Funds .................................................   0.07
Consumer Goods ...............................................   0.05
Financials ...................................................   0.08
Natural Resources ............................................   0.02
Capital Goods ................................................   0.07
Utilities.....................................................   0.02

March 31, 1997

-------------------------------------------------------------------------------
TOP TEN EQUITY WARRANT HOLDINGS MARCH 31, 1997
-------------------------------------------------------------------------------

                                                    MARKET VALUE+ PERCENTAGE+
1 CAC 40 Index Cap Call (BNP),
  exp. 12/31/97                                      $7,330,126      5.56%

2 CAC 40 Index Cap Call (BP), exp.
  2/6/98                                              5,891,392      4.47%
3 DAX Cap Call (SOG), STK 2,400,
   exp.12/30/97                                       5,609,720      4.26%
4 IBEX Cap Call (Sal), exp.
  12/10/97                                            4,787,460      3.63%
5 European Restructured Basket (JPM),
  exp. 2/12/98                                        4,010,000      3.04%
6 MIB 30 Cap Call (MS), exp.
  1/09/98                                             3,683,816      2.80%
7 Ahold (GS), exp.
  7/25/99                                             3,545,134      2.69%
8 IBEX Cap Call (Citi), exp.
  9/17/98                                             3,446,333      2.62%
9 MIB 30 Cap Call (BT), exp.
  6/27/97                                             3,391,157      2.57%
10 Iberia Telecom Basket (ML), exp.
  9/17/98                                             3,072,981      2.33%

-------------------------------------------------------------------------------
Currency Hedge At March 31,
  1997                                                               1.00%
-------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.
Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

* Total returns are based on Net Asset Value.
+ Percentages are based on Market Value of Portfolio Assets invested.
++ The average gearing is based on the derivative portion of the portfolio.

=========  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS
(percentages of total net assets)
        March 31, 1997

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------

WARRANTS--69.8%
[ALL NON-INCOME PRODUCING SECURITIES]
            GERMANY--17.8%
   135,000  BASF AG (LB), expires 1/15/99..........................  $ 1,738,173
   170,000  Bayer AG (Citi), expires 6/15/00.......................    2,208,190
    50,000  Commerzbank (Citi), expires 8/26/98....................      220,489
    10,000  Continental AG, expires 7/6/00.........................    1,010,949
   100,000  DAX Cap Call (DG), STK 2400, expires 9/16/97...........      634,768
   250,000  DAX Cap Call (DG), STK 2400, expires 12/09/97..........    1,622,919
 5,000,000  DAX Cap Call (SOG), STK 2400, expires 12/30/97.........    5,609,720
 2,500,000  DAX Cap Call (DB), STK 2800, expires 12/30/97..........    2,699,865
 1,000,000  DAX Cap Call (SBC), STK 2900, expires 12/30/97.........    1,193,940
    20,000  Dresdner Bank AG, expires 1/5/99.......................      413,979
    50,000  Floor C Zerti (WLB), expires 1/19/98...................       85,496
    10,000  Heidelberger Cement, expires 6/13/00...................      227,989
    10,000  Hoechst (Rabo), expires 12/30/97.......................      261,887
    50,000  Mannesmann AG (COBA), expires 6/18/97..................      407,380
 1,500,000  MDAX Cap Call (DB), STK 2700, expires 12/30/97.........    1,736,913
   500,000  MDAX Cap Call (DRB), STK 3300, expires 12/30/97........      414,087
    25,000  Metallgesellschaft (DB), expires 6/18/98...............      120,594
    10,000  Metro Holdings Finance, expires 9/1/98.................    1,157,942
    10,000  Preussag AG, expires 4/30/01...........................      587,971
   750,000  Siemens (Rabo), expires 6/19/98........................    1,934,903
     5,000  Siemens, expires 6/02/98...............................      632,968
   100,000  Veba AG (Citi), expires 1/15/99........................    1,319,934

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------
WARRANTS--(CONTINUED)
            GERMANY--(CONTINUED)

     2,000  Volkswagen AG Preferred, expires 10/27/98..............  $   552,572
                                                                     -----------
                                                                      26,793,628
                                                                     -----------
            FRANCE--9.3%
   250,000  Axa (CL), expires 6/30/97..............................      491,938
   200,000  CAC 40 Index Cap Call (BNP), expires 12/31/97..........    7,330,126
   250,000  CAC 40 Index Cap Call (BP), expires 2/6/98.............    5,891,392
   150,000  Societe Generale (GOT), expires 4/22/98................      232,496
   100,000  Societe Generale (GOT), expires 7/18/97................      119,366
                                                                     -----------
                                                                      14,065,318
                                                                     -----------
            SWITZERLAND--8.7%
    25,000  ABB AG (GBK), expires 1/12/99..........................      471,797
    25,000  Alusuisse (GS), expires 12/30/98.......................      672,876
   100,000  Alusuisse (ML), expires 2/20/98........................      950,557
    75,000  Alusuisse (SBC), expires 1/15/02.......................      251,741
     1,000  BB Biotech (BB), expires 4/16/97.......................       22,981
   100,000  CS Group (SBC), expires 1/21/00........................      493,036
    55,100  Feldschloesschen Holdings, expires 12/15/98............       84,799
   700,000  Nestle SA (SBC), expires 1/15/02.......................    1,759,749

   350,000  Novartis (SBC), expires 12/30/99.......................    2,461,699
    10,000  Roche Holdings (BT), expires 7/16/99...................      442,723
    50,000  Roche Holdings (SBC), expires 12/01/00.................    2,172,702
     2,000  Saurer (BB), expires 4/08/98 ..........................      187,674
    50,000  SBC, expires 6/30/98...................................    1,051,532
   100,000  SPI Machinery Index (Von), expires 12/18/97............      515,320
   250,000  Zurich Insurance (SBC), expires 10/16/98...............    1,662,604
                                                                     -----------
                                                                      13,201,790
                                                                     -----------

                See accompanying notes to financial statements.
                                       4

=========  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS--(Continued)
(percentages of total net assets)
        March 31, 1997


  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------
WARRANTS--(CONTINUED)
            NETHERLANDS--7.9%
    70,000  ABN Amro (SBC), expires 5/08/98........................  $ 1,831,786
 1,000,000  Ahold (GS), expires 7/25/99 ...........................    3,545,134
    15,000  Akzo (ML), expires 2/20/98 ............................      122,599
    10,000  Akzo (ML), expires 3/20/98 ............................      459,721
   200,000  Elsevier (ML), expires 9/26/97 ........................      630,602
    50,000  Heineken NV (GS), expires 9/18/98......................      134,993
   250,000  ING (ML), expires 1/06/99..............................    1,828,585
    10,000  Philips Electronics, expires 6/30/98...................      282,757
    40,000  Royal Dutch (SBC), expires 10/15/97....................    2,402,507
    30,000  Wolters Kluwer (ML), expires 2/23/98...................      674,296
                                                                     -----------
                                                                      11,912,980
                                                                     -----------
            ITALY--7.8%
   250,000  ENI (SBC), expires 10/30/97............................      826,903
   500,000  Italian Telephone Basket (BZW), expires 3/30/98........    1,543,912
 2,500,000  MIB 30 Cap Call (BT), expires 6/27/97..................    3,391,157
 4,000,000  MIB 30 Cap Call (MS), expires 1/09/98..................    3,683,816
 4,000,000  MIB 30 Cap Call (MS), expires 1/13/98..................    2,243,888
   100,000  Stet SPA (BZW), expires 4/14/98........................      155,532
                                                                     -----------
                                                                      11,845,208
                                                                     -----------
            SPAIN--7.5%
     4,000  Iberia Telecom Basket (ML), expires 9/17/98............    3,072,981
 2,350,000  IBEX Cap Call (Citi), expires 9/17/98..................    3,446,333
 2,650,000  IBEX Cap Call (Sal), expires 12/10/97..................    4,787,460
                                                                     -----------

                                                                      11,306,774
                                                                     -----------
            SWEDEN--4.3%
    25,000  ABB Class B (ML), expires 8/19/98......................      710,234
    50,000  Ericsson (SBC), expires 6/22/98........................      599,970
   100,000  OMX Cap Call (ML), expires 12/10/97....................    2,299,552

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------
WARRANTS--(CONTINUED)
            SWEDEN--(CONTINUED)

   145,000  OMX Cap Call (SBC), expires 3/05/98....................  $ 2,960,992
                                                                     -----------
                                                                       6,570,748
                                                                     -----------
            MULTINATIONAL--3.4%
    10,000  CAC 40 (Ibex) Index Cap
              Call (BT), expires 7/29/97 ..........................      149,700
   100,000  European Restructuring Basket (JPM), expires 2/12/98...    4,010,000
     5,525  Industrial Gas Basket (SBC), expires 7/10/98...........      162,058
    50,000  JGB Put (Citi), expires 7/31/97........................        3,600
 1,000,000  Templeton Emerging Markets, expires 9/30/04............      823,000
                                                                     -----------
                                                                       5,148,358
                                                                     -----------
            EASTERN EUROPE--2.0%
 3,400,000  Baring Emerging Europe Trust, expires 8/31/04..........    2,482,000
   100,000  BIC Bohemia Investment Co Sa, expires 5/14/01..........      369,081
    80,000  Templeton Central & Eastern European Investment Co.,
              expires 5/31/03......................................      176,000
                                                                     -----------
                                                                       3,027,081
                                                                     -----------
            PORTUGAL--0.4%
   300,000  PSI 20 Cap Call (DB), expires 09/09/97.................      606,570
                                                                     -----------
            POLAND--0.4%
 1,000,000  IFC Poland Index (BT), expires 2/26/99.................      530,000
                                                                     -----------
            RUSSIA--0.1%
    23,000  ENR Eastern Natural
              Resources, expires 5/30/00 ..........................      164,972
                                                                     -----------
            AUSTRIA--0.1%
     2,500  EVN Energy, expires 6/20/01............................      161,051
                                                                     -----------
            UNITED KINGDOM--0.1%
   313,500  Hanson Plc, expires 9/30/97 ...........................       12,288
   100,000  Marks & Spencer (SBC), expires 8/07/98.................       88,884
   100,000  Pilkington, expires 5/04/98 ...........................       27,982
                                                                     -----------
                                                                         129,154

                                                                     -----------
            TOTAL WARRANTS
              (Cost $77,015,633)...................................  105,463,632
                                                                     -----------

                See accompanying notes to financial statements.
                                       5

=========  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS--(Continued)
(percentages of total net assets)
        March 31, 1997

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------
EQUITIES--4.5%
            UNITED KINGDOM--1.5%
   100,000  Glaxo Wellcome Plc.....................................  $ 1,837,759
    34,650  Standard Chartered Plc.................................      484,218
                                                                     -----------
                                                                       2,321,977
                                                                     -----------
            SWEDEN--1.1%
    50,000  Ericsson L M Telephone--ADR............................    1,693,750
                                                                     -----------
            FRANCE--0.7%
    20,455  Rhone Poulenc Class 'A'................................      693,495
     5,000  SGS-Thomson Microelectronics...........................      351,862
                                                                     -----------
                                                                       1,045,357
                                                                     -----------
            SWITZERLAND--0.4%
       500  BB Medtech Inc.........................................      557,103
       100  Phonak Holding AG-- Registered Class B.................       70,682
        20  Schweizerhall Holdings AG-Registered...................       16,992
                                                                     -----------
                                                                         644,777
                                                                     -----------
            PORTUGAL--0.3%
     5,000  Telecel-Comunicacoes Pessoai, SA.......................      410,093
                                                                     -----------
            RUSSIA--0.2%
     2,500  ENR Eastern Natural Resources..........................      295,961
                                                                     -----------
            NETHERLANDS--0.1%
     5,000  Koninklijke Ptt Nederland Nv ..........................      185,393
                                                                     -----------
            CZECH REPUBLIC--0.1%
     1,000  SPT Telecom AS.........................................      118,794
                                                                     -----------
            NORWAY--0.1%
    15,000  Storebrand ASA.........................................      103,439

                                                                     -----------
            TOTAL EQUITIES
              (Cost $5,719,912)....................................    6,819,541
                                                                     -----------

  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------
INVESTMENT FUNDS--7.1%
            GERMANY--2.0%
    80,000  Emerging Germany Fund..................................  $   690,000
   165,701  The New Germany Fund...................................    2,319,814
                                                                     -----------
                                                                       3,009,814
                                                                     -----------
            RUSSIA--1.7%
   150,000  First NIS Regional Fund................................    2,362,500
    10,000  Morgan Stanley Russia & New Europe Fund................      238,750
                                                                     -----------
                                                                       2,601,250
                                                                     -----------
            EASTERN EUROPE--0.9%
    62,200  GT Global Greater Eastern Europe Fund..................      940,775
     1,000  Romania Fund...........................................      100,100
    50,000  Templeton Central & Eastern European Investment Co.....      251,250
                                                                     -----------
                                                                       1,292,125
                                                                     -----------
            ITALY--0.6%
   100,000  Italy Fund Inc.........................................      850,000
                                                                     -----------
            UNITED KINGDOM--0.5%
    55,000  United Kingdom Fund....................................      756,250
                                                                     -----------
            MULTINATIONAL--0.3%
    10,000  Foreign & Colonial Emerging Middle East Fund, Inc......      162,500
    20,000  Scudder New Europe Fund................................      295,000
                                                                     -----------
                                                                         457,500
                                                                     -----------
            SPAIN--0.3%
    35,000  Growth Fund of Spain...................................      441,875
                                                                     -----------
            SWITZERLAND--0.2%
     1,400  India Investment AG....................................      375,348
                                                                     -----------
            FRANCE--0.2%
    30,000  France Growth Fund.....................................      333,750
                                                                     -----------
            HUNGARY--0.1%
     1,500  Hungarian Fund.........................................      197,250
                                                                     -----------
            AUSTRIA--0.1%
    20,000  Austria Fund...........................................      182,500

                                                                     -----------
            CZECH REPUBLIC--0.1%
     2,785  Komercni Banka Investment Fund.........................       60,153
     6,721  The Czech Republic Fund................................       90,734
                                                                     -----------
                                                                         150,887
                                                                     -----------

                See accompanying notes to financial statements.
                                       6

=========  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS--(Continued)
(percentages of total net assets)
        March 31, 1997


  SHARE                                                                 VALUE
  AMOUNT                                                              (NOTE 1)
----------                                                           -----------
INVESTMENT FUNDS--(CONTINUED)
            PORTUGAL--0.1%
    10,000  Portugal Fund..........................................  $   148,750
                                                                     -----------
            TOTAL INVESTMENT FUNDS
              (Cost $9,583,507)....................................   10,797,299
                                                                     -----------


   PAR                                                                  VALUE
  VALUE                                                               (NOTE 1)
----------                                                           -----------
FOREIGN CORPORATE BONDS--1.0%
             FRANCE--0.6%
USD          General Des Eaux Zero Coupon Convertible Bond, due
  1,000,000    4/1/03..............................................  $   959,000

             PORTUGAL--0.4%
ECU 500,000  BCP Bank & Trust 8.75%, due 5/21/02...................      616,522
                                                                     -----------
             TOTAL FOREIGN CORPORATE BONDS
               (Cost $1,665,231)...................................    1,575,522
                                                                     -----------

                                                                 STRIKE
                                                                 PRICE
                                                              ------------
  CONTRACTS
-----------
OPTIONS PURCHASED--6.3%
[ALL NON-INCOME PRODUCING SECURITIES]

             UNITED KINGDOM--2.6%
    500,000  3 I Group OTC Call, expires 6/12/98...........   GBP      4.5  $   677,329
     30,000  FTSE 100 Cap OTC Call (Knock Out), expires
               6/10/97.....................................   GBP     4400    1,146,604
      1,000  FTSE 100 OTC Call, expires 5/14/97............   GBP     3500    1,261,215
    200,000  HSBC Holdings OTC Call, expires 12/31/97......   GBP     12.5      885,219
                                                                            -----------
                                                                              3,970,367
                                                                            -----------
             NETHERLANDS--1.1%
        150  Akzo (Listed) Call, expires 10/16/98..........   NLG      210      492,157
        100  Unilever (Listed) Call, expires 10/17/97......   NLG      185      970,977
                                                                            -----------
                                                                              1,463,134
                                                                            -----------
             SWEDEN--0.8%
     40,000  Astra A OTC Call, expires 12/31/97............   SEK      280      495,843
     25,000  Astra A OTC Call, expires 1/30/98.............   SEK      250      389,783
     50,000  Ericsson OTC Call, expires 12/30/97...........   SEK      225      374,059
                                                                            -----------
                                                                              1,259,685
                                                                            -----------
             FRANCE--0.7%
     25,000  CAC Cap OTC Call (Knock Out), expires
               6/10/97.....................................   FRF     2700       96,873
     70,000  Michelin OTC Call, expires 12/30/97...........   FRF      256    1,008,284
                                                                            -----------
                                                                              1,105,157
                                                                            -----------
             SPAIN--0.6%
     65,000  Repsol OTC Call, expires 12/31/97.............   ESP     4000      960,609
                                                                            -----------
             SWITZERLAND--0.2%
      1,000  Holderbank OTC Call, expires 12/23/97.........   CHF      850      176,184
      2,500  Valora OTC Call, expires 12/31/97.............   CHF      200      196,727
                                                                            -----------
                                                                                372,911
                                                                            -----------

                See accompanying notes to financial statements.
                                       7

=========  THE EUROPEAN WARRANT FUND, INC.
PORTFOLIO OF INVESTMENTS--(Continued)
(percentages of total net assets)
        March 31, 1997





                                                                 STRIKE       VALUE
  CONTRACTS                                                      PRICE       (NOTE 1)
-----------                                                   ------------  ------------
OPTIONS PURCHASED--(CONTINUED)
             CURRENCY OPTIONS--0.2%
  5,000,000  FRF Put/DEM Call, expires 6/16/97.............   FRF     3.45  $     13,362
 20,000,000  USD Put/DEM Call, expires 6/16/97.............   DEM      1.7       238,700
                                                                            ------------
                                                                                 252,062
                                                                            ------------
             MULTINATIONAL--0.1%
      1,500  European Index Basket OTC Put, expires
               11/28/97....................................   USD    21500       153,000
                                                                            ------------
             TOTAL OPTIONS PURCHASED (Cost $7,357,408).....                    9,536,925
                                                                            ------------

SHORT-TERM INVESTMENTS--3.4%
             UNITED STATES--3.4%
  4,926,790  Investors Bank & Trust Company Repurchase Agreement, dated
               3/31/97, due 4/01/97, at a rate of 5.85% and a maturity
               value of $4,927,591, collateralized by the Federal Home
               Loan Mortgage Corporation, with a rate of 7.91%, a maturity
               date of 3/01/2024 and a market value of $5,173,407.........     4,926,790
    280,000  U.S. Treasury Bill, 5.39%, due 6/26/97 (a)...................       276,305
                                                                            ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $5,203,095)...............     5,203,095
                                                                            ------------
             TOTAL INVESTMENTS--92.1% (Cost $106,544,786)*................   139,396,014
             OTHER ASSETS AND LIABILITIES (NET)--7.9%.....................    11,980,370
                                                                            ------------
             TOTAL NET ASSETS--100%.......................................  $151,376,384
                                                                            ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR American Depositary Receipt
  * Aggregate identified cost for federal income tax and book purposes (Note 3).
(a) This security is held as collateral for open futures contracts.

                See accompanying notes to financial statements.
                                       8

=========  THE EUROPEAN WARRANT FUND, INC.
SCHEDULE OF WRITTEN OPTIONS
        March 31, 1997

                                                                STRIKE        VALUE

  CONTRACTS                                                     PRICE        (NOTE 1)
-----------                                                   ------------  -----------
             UNITED KINGDOM
    100,000  BAT OTC Put, expires 8/01/97..................   GBP      600  $   166,279
    200,000  BAT OTC Put, expires 8/01/97..................   GBP      500      114,496
    100,000  EMI OTC Put, expires 9/11/97..................   GBP     1200      179,629
    100,000  Glaxo Wellcome OTC Put, expires 12/03/97......   GBP     1050       65,840
    100,000  HSBC Holdings OTC Put, expires 5/09/97........   GBP     1450       43,800
    200,000  Prudential OTC Put, expires 6/03/97...........   GBP      550       72,226
    100,000  Reuters OTC Put, expires 5/02/97..............   GBP      750      228,794
    100,000  Safeway OTC Put, expires 7/16/97..............   GBP      425      135,976
    100,000  Siebe OTC Put, expires 9/23/97................   GBP     1000       69,922
                                                                            -----------
                                                                              1,076,962
                                                                            -----------
             NETHERLANDS
     10,000  Ahold OTC Call, expires 6/30/97...............   NLG      110      123,613
    200,000  Elsevier OTC Call, expires 4/18/97............   NLG       29      215,536
    100,000  Elsevier OTC Put, expires 7/07/97.............   NLG       29       53,350
     10,000  Royal Dutch OTC Call, expires 7/08/97.........   NLG      325       95,391
                                                                            -----------
                                                                                487,890
                                                                            -----------
             SPAIN
    100,000  Telefonica Espana OTC Call, expires
               12/22/97....................................   ESP     3205      378,271
                                                                            -----------
             SWITZERLAND
        500  Baloise (Reg.) OTC Put, expires 12/30/97......   CHF     2500       27,855
        500  Richemont OTC Put, expires 7/04/97............   CHF     2000       45,961
        250  Roche Holdings OTC Call, expires 6/13/97......   CHF    12500       68,767
      5,000  Sika OTC Put, expires 5/13/97.................   CHF      350       23,642
      1,000  Swiss Reinsurance OTC Put, expires 8/28/97....   CHF     1350       20,613
      3,000  Winterthur Insurance OTC Put, expires
               5/06/97.....................................   CHF      825           21
                                                                            -----------
                                                                                186,859
                                                                            -----------
             FINLAND
        100  Nokia (Listed) ADR Put, expires 4/18/97.......   USD       50        2,500
        100  Nokia (Listed) ADR Put, expires 4/18/97.......   USD       45        1,250
        100  Nokia (Listed) ADR Put, expires 7/18/97.......   USD       65       53,750
        100  Nokia (Listed) ADR Put, expires 7/18/97.......   USD       60       50,000
        100  Nokia (Listed) ADR Put, expires 7/18/97.......   USD       55       24,375
                                                                            -----------
                                                                                131,875
                                                                            -----------
             GERMANY
      2,000  BMW OTC Put, expires 9/25/97..................   DEM     1250       76,736
     20,000  Hoechst OTC Call, expires 4/19/97.............   DEM     72.5        8,160
     13,000  SGL-Carbon OTC Put, expires 6/17/97...........   DEM      175        1,560
      2,500  Volkswagen AG OTC Put, expires 6/10/97........   DEM      800       10,349
                                                                            -----------

                                                                                 96,805
                                                                            -----------
             SWEDEN
    100,000  Ericsson OTC Put, expires 9/11/97.............   SEK      225       78,421
                                                                            -----------
             TOTAL WRITTEN OPTIONS (Premiums received $2,506,580).........    2,437,083
                                                                            -----------

                See accompanying notes to financial statements.
                                       9

=========  THE EUROPEAN WARRANT FUND, INC.
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
        AND FINANCIAL FUTURES CONTRACTS
        March 31, 1997

FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                      CONTRACTS TO RECEIVE
----------------------------------------------------------------- NET UNREALIZED
                                                           IN      APPRECIATION
EXPIRATION                                   VALUE IN   EXCHANGE  (DEPRECIATION)
  DATE             LOCAL CURRENCY              USD      FOR USD    OF CONTRACTS
---------  -------------------------------  ---------- ---------- --------------
 4/03/97   CHF                    66,000      45,976      45,502  $        474
 4/01/97   DEM                   140,000      84,001      82,779         1,222
 4/02/97   FRF                 2,174,700     387,492     381,265         6,227
 4/01/97   NLG                   152,500      81,365      80,170         1,195
 4/03/97   NLG                   100,000      53,362      53,095           267
 4/04/97   NOK                   686,120     104,246     102,608         1,638
                                                                  --------------
                                                                        11,023
                                                                  --------------

FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                      CONTRACTS TO DELIVER
-----------------------------------------------------------------
                                                           IN
EXPIRATION                                   VALUE IN   EXCHANGE
  DATE             LOCAL CURRENCY              USD      FOR USD
---------  -------------------------------  ---------- ----------
 4/03/97   CHF                    50,000      34,830      34,471          (359)
 4/02/97   DEM                   645,235     387,175     381,265        (5,910)
 4/04/97   DEM                   173,372     104,047     102,608        (1,439)

 4/01/97   NLG                   365,000     194,743     191,883        (2,860)
                                                                  --------------
                                                                       (10,568)
                                                                  --------------
NET UNREALIZED APPRECIATION OF FORWARD FOREIGN CURRENCY
CONTRACTS........................................................ $        455
                                                                  ==============

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS PURCHASED

                                                                  NET UNREALIZED
NUMBER OF                                   EXPIRATION  CONTRACT   DEPRECIATION
CONTRACTS             CONTRACTS                DATE      VALUE     OF CONTRACTS
---------  -------------------------------  ---------- ---------- --------------
   100              British Gilt             5/22/97   $ 215,410  $   (144,026)
   100              British Gilt             5/22/97     225,560      (159,457)
                                                                  --------------
                                                                      (303,483)
                                                                  --------------

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS SOLD

NUMBER OF                                   EXPIRATION  CONTRACT
CONTRACTS             CONTRACTS                DATE      VALUE
---------  -------------------------------  ---------- ----------
   10                 DAX Index              5/22/97   $(1,971,339)      (56,997)
                                                                    --------------
NET UNREALIZED DEPRECIATION OF OPEN FUTURES CONTRACTS............   $   (360,480)
                                                                    ==============

                               GLOSSARY OF TERMS

CHF  -- Swiss Franc
DEM  -- German Deutsche Mark
ECU  -- European Currency Unit
ESP  -- Spanish Peseta
FRF  -- French Franc
GBP  -- British Pound
NLG  -- Netherlands Guilder
NOK  -- Norwegian Krone
SEK  -- Swedish Krona
USD  -- United States Dollar

=========  THE EUROPEAN WARRANT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
        March 31, 1997

ASSETS:
     Investments, at value (Cost $106,544,786) (Note 1)........................                 $139,396,014
     Foreign currency, at value (Cost $17,845,068) (Note 1)....................                   18,146,184
     Initial margin on open financial futures contracts (Note 1)...............                      245,227
     Receivable for investment securities sold.................................                    2,607,751
     Unrealized appreciation of forward foreign currency contracts.............                       11,023
     Dividends and interest receivable.........................................                      114,276
     Prepaid expenses..........................................................                       25,881
                                                                                                ------------
          Total assets.........................................................                  160,546,356
                                                                                                ------------

LIABILITIES:
     Written options, at value (Premiums received $2,506,580) (Notes 1 and
       3)......................................................................                 $  2,437,083
     Payable for investment securities purchased...............................                    6,066,342
     Investment advisory fee payable (Note 2)..................................                      459,974
     Unrealized depreciation of forward foreign currency contracts.............                       10,568
     Accrued expenses and other payables.......................................                      196,005
                                                                                                ------------
          Total liabilities                                                                        9,169,972
                                                                                                ------------
TOTAL NET ASSETS...............................................................                 $151,376,384
                                                                                                ============

NET ASSETS CONSIST OF:
     Par value.................................................................                 $      8,154
     Paid-in capital in excess of par value....................................                   84,548,893
     Undistributed accumulated net investment income (Note 1)..................                   28,873,161
     Accumulated net realized gain on investments..............................                    5,057,764
     Net unrealized appreciation on investments................................                   32,888,412
                                                                                                ------------

TOTAL NET ASSETS (equivalent to $18.57 per share based on 8,153,712 shares of common stock outstanding from 100,000,000 authorized with $0.001 par
  value).......................................................................                 $151,376,384
                                                                                                ============

                See accompanying notes to financial statements.
                                       11

=========  THE EUROPEAN WARRANT FUND, INC.
STATEMENT OF OPERATIONS

        For the Year Ended March 31, 1997

INVESTMENT INCOME:
     Interest...............................................   $   457,357
     Dividends (net of foreign withholding taxes of
      $25,774)..............................................       656,689
                                                               -----------
          Total Investment Income...........................     1,114,046
                                                               -----------
EXPENSES:
     Investment advisory fee (Note 2).......................     1,467,244
     Administration and custodian fees (Note 2).............       363,294
     Legal and audit fees...................................       132,212
     Transfer agent fees....................................        60,000
     Printing and postage fees..............................        38,155
     Directors' fees and expenses (Note 2)..................        36,000
     Other..................................................        73,744
                                                               -----------
          Total Expenses....................................     2,170,649
               Less: Fees paid indirectly (Note 2)..........       (31,965)
                                                               -----------
          Net expenses......................................     2,138,684
                                                               -----------
NET INVESTMENT LOSS.........................................    (1,024,638)
                                                               -----------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions...........................    43,962,310
          Written option transactions.......................       (36,536)
          Financial futures contracts.......................      (334,122)
          Forward foreign currency contracts................    (2,611,627)
          Foreign currencies and net other assets...........       568,057
                                                               -----------
     Net realized gain on investments.......................    41,548,082
                                                               -----------
     Net change in net unrealized appreciation
      (depreciation) of:
          Securities........................................    19,029,312
          Written options...................................      (632,137)
          Financial futures contracts.......................      (417,926)
          Forward foreign currency contracts................           455
          Foreign currencies and net other assets...........       305,824
                                                               -----------
     Net unrealized appreciation of investments.............    18,285,528
                                                               -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    59,833,610
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $58,808,972
                                                               ===========


                See accompanying notes to financial statements.
                                       12

=========  THE EUROPEAN WARRANT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED        YEAR ENDED
                                                MARCH 31, 1997    MARCH 31, 1996
                                                --------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss..........................    $ (1,024,638)     $   (670,877)
Net realized gain on investments.............      41,548,082        11,071,893
Net unrealized appreciation of investments...      18,285,528        26,900,292
                                                --------------    --------------
Net increase in net assets resulting from
  operations.................................      58,808,972        37,301,308
Distributions to shareholders from:
  Net realized gains on investments..........      (6,164,206)               --
                                                --------------    --------------
Net increase in net assets...................      52,644,766        37,301,308
NET ASSETS:
  Beginning of year..........................      98,731,618        61,430,310
                                                --------------    --------------
  End of year (including accumulated
     undistributed net investment income of
     $28,873,161 and $0, respectively).......    $151,376,384      $ 98,731,618
                                                ==============    ==============

                See accompanying notes to financial statements.
                                       13

=========  THE EUROPEAN WARRANT FUND, INC.
FINANCIAL HIGHLIGHTS
        For a Fund share outstanding throughout each period

                                                                                     YEAR ENDED
                                                         -------------------------------------------------------------------
                                                         MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                            1997          1996          1995          1994          1993
                                                         ----------    ----------    ----------    ----------   ------------
Operating performance:
  Net asset value, beginning of period.................   $  12.11      $   7.53      $  13.34      $   8.95      $   7.57
                                                         ----------    ----------    ----------    ----------   ------------
  Net investment loss..................................      (0.13)        (0.08)        (0.01)        (0.12)        (0.02)

  Net realized and unrealized gain (loss) on
    investments........................................       7.35          4.66         (3.90)         5.10          1.56
                                                         ----------    ----------    ----------    ----------   ------------
  Net increase/(decrease) in net assets
    resulting from investment operations...............       7.22          4.58         (3.91)         4.98          1.54
                                                         ----------    ----------    ----------    ----------   ------------
Capital effect of rights offering......................         --            --            --         (0.50)           --
Distributions:
  Distributions from net realized gains................      (0.76)           --         (1.90)        (0.09)           --
  Distributions from capital...........................         --            --            --            --         (0.16)
                                                         ----------    ----------    ----------    ----------   ------------
  Total distributions:.................................      (0.76)           --         (1.90)        (0.09)        (0.16)
                                                         ----------    ----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD.........................   $  18.57      $  12.11      $   7.53      $  13.34      $   8.95
                                                         ==========    ==========    ==========    ==========   ============
MARKET VALUE, END OF PERIOD............................   $ 13.500      $ 10.000      $  6.875      $ 11.875      $  8.250
                                                         ==========    ==========    ==========    ==========   ============
  Total investment return..............................      43.69%        45.45%       (26.37)%       44.89%        32.13%
                                                         ==========    ==========    ==========    ==========   ============
Ratios to average net
  assets/supplemental data:*
  Net assets, end of period (000's)....................   $151,376      $ 98,732      $ 61,430      $107,689      $ 54,178
  Ratio of net investment loss to average net assets...      (0.89)%       (0.86)%       (0.11)%       (0.93)%       (0.21)%
  Ratio of operating expenses to average net assets....       1.88%         2.03%         1.74%         1.73%         2.13%
  Portfolio turnover rate..............................        191%          148%          104%          150%          164%
  Average broker commission rate.......................   $0.00233           N/A           N/A           N/A           N/A
------------------
* For the following periods, the operating expenses of the fund reflect a waiver of fees by the investment advisor. Had such action not been taken, the net investment income per share and the operating expense ratios would have been:
   Net investment loss per share.......................         --        $(0.09)       $(0.04)       $(0.14)       $(0.03)
   Ratio of operating expenses to average net assets...         --          2.15%         1.99%         1.90%         2.26%
 For the following periods, the ratio of operating expenses to average net assets includes indirectly paid expenses.
  Excluding indirectly paid expenses, the expense ratio would have been:
                                                              1.85%         1.94%           --            --            --

                See accompanying notes to financial statements.
                                       14

=========  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS
           MARCH 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on May 23, 1990 and is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was more than 60 days, unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith by the Fund's Board of Directors, although the actual calculation may be done by others.

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the

=========  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

     price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


          Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in investments' underlying foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of investment gains and losses related to foreign currency fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

=========  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)


          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities,

     but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of

=========  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

     the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the 'initial margin'. Subsequent payments ('variation margin') are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

          There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded on the accrual basis.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other timing differences and differing characterization of distributions made by the Fund as a whole. As of March 31, 1997, the Fund reclassified $29,897,799 of accumulated net realized gains to undistributed accumulated net investment income primarily to reflect the treatment of short-term capital gains as ordinary income for federal income tax purposes. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is

=========  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     For the year ended March 31, 1997, the Fund incurred total brokerage commissions of $294,098 of which $52,301 was paid in total to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich, (affiliates of the Adviser).

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser or any affiliate thereof an annual fee of $7,500 plus $250 for each Board of Directors meeting attended. In addition, the Fund reimburses these directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the year ended March 31, 1997, the Fund incurred total administration and custody fees in the amount of $363,294 which, after receiving a credit of $31,965 pursuant to the expense offset arrangement, resulted in a net expense of $331,329.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 1997 amounted to $197,303,366 and $212,771,691, respectively.


     Activity in written options for the year ended March 31, 1997 was as follows:

                                                                NUMBER OF
                                                  PREMIUM       CONTRACTS
                                                -----------    -----------
Options outstanding at March 31, 1996........   $ 2,246,649     40,321,800
Options written..............................    13,832,816     64,577,350
Options exercised............................            --             --
Options expired..............................    (1,667,740)   (50,697,665)
Options closed...............................   (11,905,145)   (52,533,235)
                                                -----------    -----------
Options outstanding at March 31, 1997........   $ 2,506,580      1,668,250
                                                -----------    -----------
                                                -----------    -----------

     At March 31, 1997, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $35,301,580 and $2,450,352, respectively.

=========  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)

4. EUROPEAN WARRANTS

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

5. FEDERAL TAX INFORMATION (UNAUDITED)

     The Fund has designated 100% of the distribution paid during the year ended March 31, 1997 as a long term capital gain dividend.

                  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                    NET
                                                                    NET REALIZED AND        INCREASE/(DECREASE)
                                              NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                       INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                      -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED          TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
--------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------

June 30, 1995........  412,950      .05      107,316       .01      9,890,418      1.22      9,997,734      1.23
September 30, 1995...  231,303      .03     (153,475)     (.02)     3,619,793       .45      3,466,318       .43
December 31, 1995....  153,146      .02     (242,940)     (.03)     9,446,364      1.15      9,203,424      1.12
March 31, 1996.......   58,543      .01     (381,778)     (.04)    15,015,610      1.84     14,633,832      1.80
June 30, 1996........  250,496      .03     (210,380)     (.03)     8,001,429       .98      7,791,049       .95
September 30, 1996...  208,263      .03     (276,258)     (.03)     3,616,947       .44      3,340,689       .41
December 31, 1996....  471,569      .06      (75,210)     (.01)    19,177,933      2.36     19,102,723      2.35
March 31, 1997.......  183,718      .03     (462,790)     (.06)    29,037,301      3.57     28,574,511      3.51

=========  THE EUROPEAN WARRANT FUND, INC.
           INDEPENDENT AUDITORS' REPORT

[LOGO]

To the Board of Directors
The European Warrant Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of The European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The European Warrant Fund, Inc. as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Boston, Massachusetts
May 12, 1997

=========  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as the Fund's Portfolio Manager. Mr. Huber has been employed as a Vice President with the Adviser since July 1992 and is currently also a Senior Vice President of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Philipp Burger serves as the co-Portfolio Manager of the Fund. Mr. Burger has been employed as an Assistant Vice President of the Adviser since the first quarter of 1997 and a Vice President of Julius Baer Asset Management since May 1996.

     ELECTION OF INTERESTED DIRECTOR

     At the Board of Directors meeting held on March 13, 1997, Martin Vogel was elected a Director of the Fund.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Investment Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

=========  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION--(Continued)

     Additionally, the Board of Directors has approved, subject to the approval of the Fund's shareholders, a change in the Fund's status from a diversified to a non-diversified management investment company and to eliminate a fundamental investment restriction relating to a diversified management investment company. The change in the Fund's status from diversified to non-diversified is being proposed to allow the Fund more flexibility in the determining the size of its investments. This matter will be presented at the Annual Meeting of Shareholders of the Fund on June 26, 1997.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, via a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     OTHER MATTERS

     The Fund calculates and reports a weekly net asset value per share. During the period from June 1996 to October 1996 the reported net asset value per share was understated by amounts which were deemed to be immaterial by Fund management and the Board of Directors.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust Company ('IBT') as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in 'street name') may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next proceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income

=========  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION--(Continued)

dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.


     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

=========  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION

INVESTMENT ADVISER                        INDEPENDENT ACCOUNTANTS
Julius Baer Securities Inc.               KPMG Peat Marwick LLP
330 Madison Ave.                          99 High Street
New York, New York 10017                  Boston, MA 02110

ADMINISTRATOR, CUSTODIAN                  COUNSEL
  & TRANSFER AGENT                        Baker & McKenzie
Investors Bank & Trust Company            805 Third Avenue
200 Clarendon Street                      New York, New York 10022
Boston, Massachusetts 02116
                                          DIRECTORS
OFFICERS                                  Antoine Bernheim
Bernard Spilko                            David Bodner*
  President                               Lawrence A. Fox
Hansruedi Huber                           Thomas J. Gibbons
  Chief Investment Officer                Harvey B. Kaplan
Robert Discolo                            Bernard Spilko
  Chief Financial Officer                 Martin Vogel
  and Secretary                           *Chairman of the Board

                       =========================================================
                                                 THE EUROPEAN WARRANT FUND, INC.

                                                                 ANNUAL REPORT
                                                                March 31, 1997
THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The
European Warrant Fund, Inc. for their
information. It is not a Prospectus, circular or
representation intended for use in the purchase
or sale of shares of the Fund or of any
securities mentioned in the report.                                      [LOGO]